LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners High Income Fund

Supplement dated December 27, 2006

This Supplement supersedes the fund’s Supplement dated November 30, 2006, filed on November 30, 2006 and in effect during the period from November 30, 2006 through March 15, 2007. The fund is expected to acquire the assets of Legg Mason Partners High Yield Portfolio as of March 16, 2007.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00	%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees	0.60%	0.60%	0.60%	0.60%

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None

Other expenses(4)	0.07%	0.08%	0.07%	0.02%

Total annual fund operating expenses	0.92%	1.43%	1.37%	0.62%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$515	$706	$912	$1,508

Class B (redemption at end of period)	$596	$753	$882	$1,574	(1)

Class B (no redemption)	$146	$453	$782	$1,574	(1)

Class C (redemption at end of period)	$239	$434	$750	$1,647

Class C (no redemption)	$139	$434	$750	$1,647

Class I(2) (with or without redemption)	$63	$198	$345	$774

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.